UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2023
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Strategic Realty Trust, Inc.
(Exact name of Registrant specified in its Charter)
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Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
550 W Adams St, Suite 200
Chicago, Illinois, 60661
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (312) 878-4860

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On August 23, 2023, Strategic Realty Trust, Inc. (“we,” “our” or “us”) held its annual meeting of stockholders (the “Annual Meeting”) at 10 S. Riverside Plaza, Suite 800, Chicago, Illinois 60606. At the Annual Meeting, our stockholders were asked to vote in person or by proxy on:
(1) The Plan of Liquidation (the “Plan of Liquidation Proposal”).
(2) The election to the board of directors of Phillip I. Levin and Jeffrey S. Rogers, to serve until the 2024 annual meeting of stockholders; Matthew Schreiber, to serve until the 2025 annual meeting of stockholders; Todd A. Spitzer, to serve until the 2026 annual meeting of stockholders.
(3) The ratification of the appointment of Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm for the year ending December 31, 2023.
For a detailed description of each of the proposals submitted for stockholder vote at the Annual Meeting, including a summary of the Plan of Liquidation Proposal, see the Company’s Definitive Proxy Statement, filed with the SEC on May 31, 2023.
Proposal 1. The Plan of Liquidation Proposal was approved. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to the Plan of Liquidation Proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Plan of Liquidation Proposal	5,648,296	151,852	288,076	—
Proposal 2: All of the director nominees were elected. The number of votes cast for and votes cast against each of the director nominees and the number of abstentions and broker non-votes were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew Schreiber	5,265,751	336,870	485,603	—
Todd A. Spitzer	5,260,130	337,836	490,258	—
Phillip I. Levin	5,255,886	342,644	489,694	—
Jeffrey S. Rogers	5,256,266	337,305	494,653	—
Proposal 3: The appointment of Moss Adams was ratified. The results of the vote on the ratification of the appointment of Moss Adams as the Company’s independent registered public accounting firm for the year ended December 31, 2023 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Moss Adams Appointment	5,514,323	232,557	341,344	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: August 25, 2023	By:	/s/ Matthew Schreiber
Matthew Schreiber
Chief Executive Officer